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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      February 14, 2003
                                                 -----------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387           31-1469837
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(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
of Incorporation)                                          Identification No.)

         110 Riverbend Avenue,            Lewis Center, Ohio         43035
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this Report:

         Exhibit 99        Letter to shareholders of DCB Financial Corp.
                           announcing a dividend of $.09 per common share payable February 17, 2003, and providing shareholders with unaudited financial statements as of, and for the year ended, December 31, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

         On February 14, 2003, DCB Financial Corp. issued a letter to shareholders announcing a dividend of $.09 per common share payable February 17, 2003, and providing shareholders with unaudited financial statements as of, and for the year ended, December 31, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 14, 2003           DCB Financial Corp.


                                By: /s/ John A. Ustaszewski
                                    --------------------------------------------
                                    John A. Ustaszewski, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99 Letter to shareholders of DCB Financial Corp. announcing a dividend of $.09 per common share payable February 17, 2003, and providing shareholders with unaudited financial statements as of, and for the year ended, December 31, 2002.